UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2014

Cornerstone Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50767	04-3523569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC	27518
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 678-6611

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 3, 2014, pursuant to the terms of an Agreement and Plan of Merger dated September 15, 2013 (the “Merger Agreement”) by and among Cornerstone Therapeutics Inc., a Delaware corporation (the “Company” or “Cornerstone”), Chiesi Farmaceutici S.p.A., an Italian Societá per Azioni (“Chiesi”) and Chiesi U.S. Corporation, a Delaware corporation and wholly-owned subsidiary of Chiesi (“Chiesi US”), Chiesi US was merged with and into the Company, with the Company surviving the merger as a direct wholly-owned subsidiary of Chiesi (the “Merger”). In the Merger, each share of the Company’s common stock, par value $0.001 (“Common Stock”) that was issued and outstanding as of the effective time of the Merger, other than treasury stock, shares as to which the holders have duly asserted statutory appraisal rights and shares held by Chiesi or its subsidiaries, was converted into the right to receive $9.50 in cash (the “merger consideration”), without interest and subject to deduction for any required withholding taxes.

Item 2.01 — Completion of Acquistion or Disposition of Assets

The information set forth in the Introductory Note and Items 3.03 and 5.01 is incorporated herein by reference.

The Merger was consummated following the approval and adoption of the Merger Agreement by Cornerstone’s stockholders.

The aggregate cash consideration payable by Chiesi pursuant to the Merger Agreement is approximately $116 million. Chiesi will fund this amount using cash on hand.

The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 on the Cornerstone Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 16, 2013, and incorporated herein by reference.

Item 3.01 — Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

On February 3, 2014, in connection with the completion of the Merger, the Company notified The NASDAQ Capital Market (“NASDAQ”) of the completion of the Merger and requested that NASDAQ file an application on Form 25 with the SEC to report that the Company is no longer listed on NASDAQ. NASDAQ will file the application on Form 25 with the SEC on or about February 4, 2014.

The Company intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC in order to deregister its Common Stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended.

Item 3.03 — Material Modification to Rights of Security Holders

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

At the effective time of the Merger, as a result of the Merger, holders of Common Stock other than Chiesi ceased to have any rights as stockholders in the Company (other than their right to receive the merger consideration pursuant to the Merger Agreement or to perfect their appraisal rights, if applicable).

Item 5.01 — Changes in Control of Registrant

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

As a result of the Merger, Chiesi beneficially owns all of the Company’s voting equity securities.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, upon completion of the Merger, Ugo Di Francesco, the sole director of Chiesi US, became the sole director of the Company. Effective upon completion of the Merger, therefore, each previous member of Cornerstone’s Board of Directors (the “Cornerstone Board”) ceased to hold his or her position as a director of Cornerstone. None of these directors was removed from the Cornerstone Board because of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03 – Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On February 3, 2014, at the effective time of the Merger and pursuant to the terms of the Merger Agreement, the Company’s certificate of incorporation was amended (the “Amended Charter”). Also, on February 3, 2014, at the effective time of the Merger and pursuant to the terms of the Merger Agreement, amended and restated Bylaws of the Company (“Amended Bylaws”) were adopted.

The Amended Charter and the Amended Bylaws are attached as Exhibits A and B to Exhibit 2.1 on the Cornerstone Current Report on Form 8-K filed with the SEC on September 16, 2013, respectively, and are incorporated herein by reference.

Item 5.07 — Submission of Matters to a Vote of Security Holders

On February 3, 2014, the Company reconvened a special meeting of stockholders at which holders of the Company’s Common Stock voted on proposals to (1) adopt the Merger Agreement and (2) approve, on an advisory (non-binding) basis, the compensation that may become payable to certain of the executive officers of the Company in connection with the Merger.

The final vote tally, as certified by Broadridge, the inspector for the Special Meeting, indicates that the proposal to adopt the Merger Agreement was (1) approved by the holders of a majority of all of the outstanding shares of the Common Stock and entitled to vote, as required by Delaware law, and (2) approved by the holders of a majority of all of the outstanding shares of the Common Stock that are not owned by Chiesi or any of its subsidiaries or by any officer or director of Cornerstone, as separately required under the Merger Agreement.

The final vote tally also indicates that the proposal to approve, on an advisory (non-binding) basis, the compensation that may become payable to certain of the executive officers of the Company in connection with the Merger was approved.

The final voting results on the proposals were as follows:

Proposal One: Adoption of the Merger Agreement

(i) Vote of holders of all of the outstanding Common Stock as of the record date:

For:	Against:	Abstain:	Broker Non-Votes:

22,541,184	905,128	109,915	N/A

(ii) Vote of holders of the Common Stock not owned by Chiesi or any of its subsidiaries or by any officer or director of Cornerstone:

For:	Against:	Abstain:	Broker Non-Votes:

4,395,908	905,128	109,915	N/A

Proposal Two: Advisory Approval of the Merger-Related Compensation

For:	Against:	Abstain:	Broker Non-Votes:

22,349,771	976,502	229,954	N/A

Item 8.01 — Other Items

On February 3, 2014, the Company issued a press release announcing stockholder approval of the Merger Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Chiesi Farmaceutici S.p.A., Chiesi U.S. Corporation and Cornerstone Therapeutics Inc. dated September 15, 2013 (previously filed as Exhibit 2.1 with Cornerstone’s Current Report on Form 8-K filed on September 16, 2013 and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Cornerstone Therapeutics Inc., dated as of February 3, 2014 (previously filed as Exhibit A to Exhibit 2.1 with Cornerstone’s Current Report on Form 8-K filed on September 16, 2013 and incorporated herein by reference).

3.2	Amended and Restated By-Laws of Cornerstone Therapeutics Inc., adopted as of February 3, 2014 (previously filed as Exhibit B to Exhibit 2.1 with Cornerstone’s Current Report on Form 8-K filed on September 16, 2013 and incorporated herein by reference).

99.1	Press Release, dated February 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.

Date: February 3, 2014	By:	/s/ Craig A. Collard
	Name:	Craig A. Collard
	Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Chiesi Farmaceutici S.p.A., Chiesi U.S. Corporation and Cornerstone Therapeutics Inc. dated September 15, 2013 (previously filed as Exhibit 2.1 with Cornerstone’s Current Report on Form 8-K filed on September 16, 2013 and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Cornerstone Therapeutics Inc., dated as of February 3, 2014 (previously filed as Exhibit A to Exhibit 2.1 with Cornerstone’s Current Report on Form 8-K filed on September 16, 2013 and incorporated herein by reference).

3.2	Amended and Restated By-Laws of Cornerstone Therapeutics Inc., adopted as of February 3, 2014 (previously filed as Exhibit B to Exhibit 2.1 with Cornerstone’s Current Report on Form 8-K filed on September 16, 2013 and incorporated herein by reference).

99.1	Press Release, dated February 3, 2014.